NET GAIN ON SECURITIES (Details) - PEN (S/) S/ in Thousands		1 Months Ended	12 Months Ended
		Apr. 22, 2016	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Net gain on financial assets at fair value through profit or loss			S/ 15,552	S/ 40,314	S/ 20,117
Credit loss on investments at fair value through other comprehensive income			1,909	0	0
Credit loss on investments available-for-sale			0	(766)	(14,459)
Others			80	(244)	(751)
Total		S/ 124,700	242,829	760,772	339,930
Associates [member]
Gains (losses) on disposals of investments	[1]		72,254	49,268	41,444
Trading securities [member]
Gains (losses) on disposals of investments			S/ 153,034	S/ 672,200	S/ 293,579

[1]	It mainly includes the profit of its associated Entidad Prestadora de Salud for approximately S/50.4 million during the year 2018 (S/37.2 million in 2017).